EXHIBIT 32.1
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                           SECTION 1350 CERTIFICATION

I, Julie Smolyansky, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Amendment No.1 on Form 10-QSB/A to the Quarterly Report of Lifeway Foods, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended June 30, 2003:

     (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) that the information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Form 10-QSB/A. A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                    /s/ Julie Smolyansky
                                    ----------------------------------
                                    Julie Smolyansky

                                    Chief Executive Officer, Chief Financial and
                                    Accounting Officer, President, Treasurer and
                                    Director


Date: August 21, 2003